Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of May 20, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore
1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Mariner	51-53	5	05/25/08
					57-59	55	07/19/08
3	Hercules 78	Submersible, TD	GOM	Warm Stacked
4	Hercules 85	85’ - ILS, TD	GOM	NCX	69-71	20	06/09/08
5	Hercules 101	100’ - MC, TD	GOM	EPL	53-55	17	06/06/08
6	Hercules 120	120’ - MC, TD	GOM	Chevron	53-55	37	06/26/08	Indexed dayrate adjusted quarterly
7	Hercules 150	150’ - ILC, TD	GOM	ADTI/Arena	61-63	26	06/15/08
				TBA	64-66	30	08/15/08	Contract awarded, contract execution pending - note 4
8	Hercules 152	150’ - MC, TD	GOM	ADTI/Apache	57-59	13	06/02/08
				TBA	69-71	21	06/23/08	Contract awarded, contract execution pending - note 4
9	Hercules 153	150’ - MC, TD	GOM	Warm Stacked
10	Hercules 173	173’ - MC, TD	GOM	Chevron	53-55	37	06/26/08	Indexed dayrate adjusted quarterly
11	Hercules 200	200’ - MC, TD	GOM	ADTI/Petroquest	59-61	30	06/19/08
				ADTI/Petroquest	64-66	40	07/29/08
				Royal	64-66	90	10/27/08
12	Hercules 201	200’ - MC, TD	GOM	W&T	59-61	48	07/07/08
13	Hercules 202	200’ - MC, TD	GOM	W&T	59-61	44	07/03/08
14	Hercules 203	200’ - MC, TD	GOM	Stone	59-61	11	05/31/08
15	Hercules 204	200’ - MC, TD	GOM	Apache Corp	61-63	5	05/25/08
				Apache Corp	64-66	21	06/15/08
				Shipyard			06/25/08
				LLOG	69-73	180	12/22/08
16	Hercules 207	200’ - MC, TD	GOM	Shipyard			06/01/08
				Hall Houston	62-63	22	06/23/08
17	Hercules 211	200’ - MC Workover	GOM	Badger	59-61	10	05/30/08
				TBA	59-61	30	06/30/08	Contract awarded, contract execution pending - note 4
18	Hercules 250	250’ - MS, TD	GOM	Century	64-66	30	06/19/08
					56-58	15	07/04/08
19	Hercules 251	250’ - MS, TD	GOM	Hunt Oil	56-58	10	05/30/08
					62-64	31	06/30/08
20	Hercules 252	250’ - MS, TD	GOM	LLOG	56-58	73	08/01/08
21	Hercules 253	250’ - MS, TD	GOM	Tana	58-60	87	08/15/08
					62-64	87	11/10/08
22	Hercules 257	250’ - MS, TD	GOM	Energy XXI	59-61	65	07/24/08	Originally contracted with Hercules 203
23	Hercules 350	350’ - IC	GOM	Stacked Ready			06/07/08
				Century	106-108	45	07/23/08
					Average	54 days
24	Hercules 155	150’ - ILC	GOM	Cold Stacked 07/01
25	Hercules 191	160’ - MS	GOM	Cold Stacked 08/01
26	Hercules 254	250’ - MS	GOM	Cold Stacked 07/01
27	Hercules 255	250’ - MS	GOM	Cold Stacked 07/01

Hercules Offshore Monthly Rig Fleet Status Report as of May 20, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 110	100’ — MC, TD	Trinidad	Warm Stacked				Preparing for cold stack
2	Hercules 170	170’ — ILC	Qatar	Occidental Petroleum	68-70	18	06/07/08
3	Hercules 156	150’ — ILC, TD	Cameroon & Gabon	ADDAX	134-136	91	08/19/08
					149-151	185	02/20/09
				Angola Drilling Company Ltd	124-126	170	11/06/08
4	Hercules 185	120’ — ILC, TD	Angola	Shipyard			03/06/09	Maintenance and upgrades including a 30’ leg extension
				Angola Drilling Company Ltd	149-151	549	09/06/10
5	Hercules 205	200’ — MC, TD	Mexico	PEMEX	84-86	525	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000
				PEMEX	111-113	11	05/31/08
6	Hercules 206	200’ — MC, TD	Mexico	Shipyard			06/10/08	Undergoing UWILD
				PEMEX	111-113	377	06/22/09
7	Platform 3	Platform, TD	Mexico	PEMEX	51-53	288	03/04/09
8	Hercules 258	250’ — MS	India	Shipyard			06/10/08	Upgrading to add HPHT capabilities
				ONGC	109-111	1,095	06/15/11
9	Hercules 208	200’ — MC	Singapore/	Shipyard
			Malaysia	Murphy	109-111	1,095	06/15/11	Undergoing significant refurbishment with expected completion late 2Q 2008
10	Hercules 260	250’ — ILC	India	ONGC	142-144	1,068	04/23/11
			GOM	Enroute			06/04/08	Transport in progress
11	Hercules 300	250’ — IC	Saudi Arabia	Shipyard			09/29/08	Contract preparation work
				Saudi Aramco	136-138	1,095	09/30/11
					Average	597 days

Hercules Offshore Monthly Rig Fleet Status Report as of May 20, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges
1	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Clayton Williams	32-34	30	06/19/08
2	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Stacked Ready			05/21/08
				Jordan	36-38	25	06/15/08
3	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Forest	32-36	41	06/30/08
4	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	49	07/08/08
5	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Apache	47-49	56	07/15/08
6	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	5	05/25/08
7	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	ADTI/Devon	40-42	40	06/29/08
8	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Renaissance	35-37	25	06/14/08
9	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	40-42	6	05/26/08
10	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Renaissance	35-37	10	05/30/08
11	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Stacked Ready			05/22/08
				Petsec	34-36	25	06/16/08	Originally contracted with Hercules 09
12	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Shipyard			06/17/08
13	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
14	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoRan	42-44	33	06/22/08
15	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	Sabco	44-46	6	05/26/08
				EOG	38-40	30	06/25/08
16	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
					Average	24 days
17	Hercules 07	Posted — 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
18	Hercules 10	Posted — 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 20	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
20	Hercules 21	Conv — 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
21	Hercules 23	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
22	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
23	Hercules 30	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted — 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted — 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

(4)	The contract award is subject to final documentation and contract execution, which cannot be assured. Customer to be announced in fleet status report following contract execution.
Changes from last report are highlighted

Hercules Offshore Liftboat Fleet Status Report for the month ended April 30, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	3	3	20,549	30	33%
190-215	6	6	14,971	109	61%	One vessel in drydock in May
170	2	2	11,252	15	25%	One vessel in drydock in April
140-150	6	6	9,956	101	56%	One vessel in drydock in May
120-130	14	14	6,820	141	34%	Three vessels in drydock in April, four vessels in drydock in May, one vesssel warm-stacked in April, two vessels cold-stacked in May
105	15	13	5,959	186	46%	Two vessels in drydock in April and May, one vessel put into service late April, one vessel cold-stacked late April, one vessel warm-stacked in April, two vessels cold-stacked in May

Sub-total/Average	46	44	$9,438	582	44%

International
260	1	1	—	—	0%	Enroute to Middle East should arrive June 2nd
170-215	3	2	29,841	60	100%	One newly acquired vessel under refurbishment
140-150	4	4	14,000	115	96%	One vessel in drydock part of April
120-130	7	7	10,338	198	94%	One vessel in drydock part of April
105	4	4	14,678	52	43%	Revenue per day includes $3,471 per day that has been deferred to May

Sub-total/Average	19	18	$14,613	425	79%

Total/Average	65	62	$11,622	1,007	54%
Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats and one West Africa 170-215’ class liftboat that was acquired in June 2007 and was undergoing refurbishment until May 12, 2008.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.